UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2016

Central Index Key Number of the issuing entity: 0001678740
Morgan Stanley Capital I Trust 2016-UBS11
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about August 25, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11(the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2016-UBS11, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 25, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be thirty-eight (38) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-five (75) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc.(“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated August 12, 2016, between the Registrant and UBSRES, certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated August 12, 2016, between the Registrant and KeyBank, certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated August 12, 2016, between the Registrant and NREC, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated August 12, 2016, between the Registrant and MSMCH.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Natixis Securities Americas LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 12, 2016, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc., Natixis Securities Americas LLC and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of August 12, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 16, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated August 16, 2016.

In addition, the mortgage loans secured by the mortgaged properties identified as “SSTII Self Storage Portfolio,” “132 West 27th Street,” “Plaza Mexico – Los Angeles” and “Sixty Soho” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “SSTII Self Storage Portfolio Whole Loan,” the “132 West 27th Street Whole Loan,” the “Plaza Mexico – Los Angeles Whole Loan” and the “Sixty Soho Whole Loan,” respectively). The initial holders of the promissory notes evidencing the SSTII Self Storage Portfolio Whole Loan have entered into an intercreditor agreement, dated as of July 28, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the SSTII Self Storage Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The SSTII Self Storage Portfolio Whole Loan.” The initial holders of the promissory notes evidencing the 132 West 27th Street Whole Loan have entered into an intercreditor agreement, dated as of August 25, 2016 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the 132 West 27th Street Whole Loan, as described in the Prospectus under

“Description of the Mortgage Pool—The Whole Loans—The Serviced Pari

Passu Whole Loans—The 132 West 27th Street Whole Loan.” The initial holders of the promissory notes evidencing the Plaza Mexico – Los Angeles Whole Loan have entered into an intercreditor agreement, dated as of July 19, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Plaza Mexico – Los Angeles Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans— Plaza Mexico – Los Angeles Whole Loan.” The initial holders of the promissory notes evidencing the Sixty Soho Whole Loan have entered into an intercreditor agreement, dated as of August 25, 2016 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Sixty Soho Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The Sixty Soho Whole Loan.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Vertex Pharmaceuticals HQ” on Exhibit B to the Pooling and Servicing Agreement is an asset of the Issuing Entity and is part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes are not an asset of the Issuing Entity (the “Vertex Pharmaceuticals HQ Whole Loan”). The initial holders of the promissory notes evidencing the Vertex Pharmaceuticals HQ Whole Loan have entered into an intercreditor agreement, dated as of July 15, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Vertex Pharmaceuticals HQ Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans— Vertex Pharmaceuticals HQ Whole Loan.”

The Vertex Pharmaceuticals HQ Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2016-BNK1 securitization transaction, dated as of August 1, 2016 (the “WFCM 2016-BNK1 PSA” attached hereto as Exhibit 4.2), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Vertex Pharmaceuticals HQ Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2016-BNK1 PSA applicable to the servicing of the Vertex Pharmaceuticals HQ Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement; provided, that with respect to the Sixty Soho Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Sixty Soho Mortgage Loan.”

Midland Loan Services, a division of PNC Bank, National Association has appointed KeyBank National Association as a subservicer with respect to ten (10) mortgage loans, representing approximately 19.5% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of August 1, 2016 and attached hereto as Exhibit 99.10, between Midland Loan Services, a division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement.”

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of August 25, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Natixis Securities Americas LLC.
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 16, 2016, which such certification is dated August 16, 2016.
99.1	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.2	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and Natixis Capital Real Estate LLC.
99.4	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.5	Agreement Between Note Holders, dated as of July 28, 2016, KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of August 25, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder and Initial Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-3 Holder.
99.7	Co-Lender Agreement, dated as of July 19, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, and Natixis Real Estate Capital LLC, as Note A-6 Holder.
99.8	Co-Lender Agreement, dated as of August 25, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder.
99.10	Primary Servicing Agreement, dated as of August 1, 2016, between Midland Loan Services, a division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Cynthia Eckes
Name: Cynthia Eckes
Title: Vice President

Date: August 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of August 25, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Natixis Securities Americas LLC.
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 16, 2016, which such certification is dated August 16, 2016.
99.1	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.2	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and Natixis Capital Real Estate LLC.
99.4	Mortgage Loan Purchase Agreement, dated August 12, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.5	Agreement Between Note Holders, dated as of July 28, 2016, KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of August 25, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder and Initial Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-3 Holder.
99.7	Co-Lender Agreement, dated as of July 19, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, and Natixis Real Estate Capital LLC, as Note A-6 Holder.

99.8	Co-Lender Agreement, dated as of August 25, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder, Citigroup Global Markets Realty Corp., as Initial Note A 6-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-6-2 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-7 Holder.
99.10	Primary Servicing Agreement, dated as of August 1, 2016, between Midland Loan Services, a division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.